Exhibit 10.3
AMENDMENT NO. 7
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Amendment No. 7 to Amended and Restated Master Repurchase Agreement, dated as of October 3, 2024 (this “Amendment”), by and among Bank of America, N.A. (“Buyer”), RCKT Mortgage SPE-A, LLC (“Seller”) and Rocket Mortgage, LLC (“Guarantor” and together with the Seller, the “Seller Parties” and each a “Seller Party”).
RECITALS
Buyer and Seller Parties are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of June 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Master Repurchase Agreement”; and as further amended by this Amendment, the “Master Repurchase Agreement”). The Guarantor is a party to that certain Guaranty, dated as of June 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by Guarantor in favor of Buyer.
Buyer and Seller Parties have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement. As a condition precedent to amending the Existing Master Repurchase Agreement, Buyer has required Guarantor to ratify and affirm the Guaranty on the date hereof.
Accordingly, Buyer and Seller Parties hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:
Section 1.Representations and Warranties. Section 8.1(cc) of the Existing Master Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
(cc) No Sanctions. Neither any Seller Party nor any of its Affiliates, officers, directors, partners or members, (i) is an entity or person (or to each Seller Party’s knowledge, owned or controlled by an entity or person) that (A) is currently the subject of any economic sanctions administered or imposed by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury or any other relevant authority (collectively, “Sanctions”) or (B) resides, is organized or chartered, or has a place of business in a country or territory that is currently the subject of Sanctions or (ii) is engaging or will engage in any dealings or transactions prohibited by Sanctions or will directly or indirectly use the proceeds of any Transactions contemplated hereunder, or lend, contribute or otherwise make available such proceeds to or for the benefit of any person or entity, for the purpose of financing or supporting, directly or indirectly, the activities of any person or entity that is currently the subject of Sanctions.

Section 2.Confidential Information. Section 14.19 of the Existing Master Repurchase Agreement is hereby amended by adding the following new paragraph to the end thereof:
For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any Person.

Section 3.Exhibit A. Exhibit A to the Existing Master Repurchase Agreement is hereby amended by:
3.1deleting the definitions of “eVault” and “U.S. Government Securities Business Day” in their entirety and replacing them with the following, respectively:
eVault: An electronic repository established and maintained by an eVault Provider for delivery and storage of eNotes.
U.S. Government Securities Business Day: Any day except for (a) a Saturday, (b) a Sunday or (c) a day on which SIFMA recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
3.2adding the following new definition in its proper alphabetical order:
eVault Provider: Document Systems, Inc. d/b/a DocMagic, or its successor in interest or assigns, or such other entity agreed upon by Custodian and Buyer.

Section 4.Representations and Warranties Concerning Underlying Assets. The Representations and Warranties Concerning Underlying Assets section of Exhibit L to the Existing Master Repurchase Agreement is hereby amended by deleting subsection (eee) thereof in its entirety and replacing it with the following:
(eee)     eNotes. With respect to each eMortgage Loan, the related eNote satisfies all of the following criteria:
(i)the eNote bears a digital or electronic signature;
(ii)the Hash Value of the eNote indicated in the MERS eRegistry matches the Hash Value of the eNote as reflected in the eVault;
(iii)there is a single Authoritative Copy of the eNote, as applicable and within the meaning of Section 9-105 of the UCC or Section 16 of the UETA, as applicable, that is held in the eVault;
(iv)the Location status of the eNote on the MERS eRegistry reflects the MERS Org ID of the Custodian;

(v)other than with respect to a Ginnie Mae eNote Pooled Loan, the Controller status of the eNote on the MERS eRegistry reflects the MERS Org ID of Buyer;
(vi)with respect to a Ginnie Mae eNote Pooled Loan, the Controller status of the eNote on the MERS eRegistry reflects the MERS Org ID of Seller;
(vii)with respect to a Ginnie Mae eNote Pooled Loan, the eNote Secured Party status of the eNote on the MERS eRegistry reflects the MERS Org ID of Ginnie Mae;
(viii)other than with respect to a Ginnie Mae eNote Pooled Loan, the Delegatee status of the eNote on the MERS eRegistry reflects the MERS Org ID of Custodian;
(ix)with respect to a Ginnie Mae eNote Pooled Loan, the Delegatee status of the eNote on the MERS eRegistry is blank;
(x)the Master Servicer Field status of the eNote on the MERS eRegistry is Guarantor;
(xi)the Subservicer Field status of the eNote on the MERS eRegistry (i) reflects, if there is a third-party subservicer, such subservicer’s MERS Org ID or (ii) if there is not a subservicer, is blank;
(xii)There is no Control Failure, eNote Secured Party Failure, eNote Replacement Failure or Unauthorized Servicing Modification with respect to such eNote;
(xiii)the eNote is a valid and enforceable Transferable Record or comprises “electronic chattel paper” within the meaning of the UCC;
(xiv)other than with respect to a Ginnie Mae eNote Pooled Loan, there is no defect with respect to the eNote that would result in Buyer having less than full rights, benefits and defenses of “Control” (within the meaning of the UETA or with respect to “electronic chattel paper”, the UCC, as applicable) of the Transferable Record or “electronic chattel paper”; and
(xv)there is no paper copy of the eNote in existence nor has the eNote been papered-out.

Section 5.Fees and Expenses. Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

Section 6.Conditions Precedent. This Amendment shall become effective as of the date hereof upon Buyer’s receipt of the following from Seller:
6.1this Amendment, executed and delivered by a duly authorized officer of Buyer and Seller Parties;

6.2such other documents as Buyer or counsel to Buyer may reasonably request.
Section 7.Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
Section 8.Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Existing Master Repurchase Agreement.
Section 9.Counterparts. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”) may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed simultaneously in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Buyer of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Electronic Signatures and facsimile signatures shall be deemed valid and binding to the same extent as the original. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
Section 10.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
Section 11.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 12.Reaffirmation of Guaranty. The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iii) acknowledges and agrees that the Guaranty is and shall continue to be in full force and effect.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.
BANK OF AMERICA, N.A., as Buyer

By: /s/ Adam Robitshek ,
 Name: Adam Robitshek
Title: Director
Signature Page to Amendment No. 7 to A&R Master Repurchase Agreement (BANA/Rocket)

RCKT MORTGAGE SPE-A, LLC, as Seller

By: /s/ Bill Banfield ,
 Name: Bill Banfield
Title: Chief Executive Officer

ROCKET MORTGAGE, LLC, as Guarantor

By: /s/ Panayiotis Mareskas ,
 Name: Panayiotis “Pete” Mareskas
Title: Treasurer
Signature Page to Amendment No. 7 to A&R Master Repurchase Agreement (BANA/Rocket)